LIMITED POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, E. Thomas Hughes, Jr., a Director of Cova Financial Life Insurance Company, a corporation duly organized under the laws of the State of California, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.
     WITNESS my hand this 15th day of April, 1996.

WITNESS:

/S/DEBRA J. FERGUSON                      /S/E. THOMAS HUGHES, JR.
________________________________        ______________________________________
                                                E. Thomas Hughes, Jr.



                          LIMITED POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, William C. Mair, Sr. Vice President, Controller and a Director of Cova Financial Life Insurance Company, a corporation duly organized under the laws of the State of California, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as Sr. Vice President, Controller and a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 11th day of April, 1996.


WITNESS:


/S/DOLORES DELGADO                      /S/WILLIAM C. MAIR
________________________________        ______________________________________
                                           William C. Mair


                          LIMITED POWER OF ATTORNEY


       KNOW ALL MEN BY THESE PRESENTS, that I, Matthew P. McCauley, a Director of Cova Financial Life Insurance Company, a corporation duly organized under the laws of the State of California, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 12th day of April, 1996.


WITNESS:


/S/VICTORIA A. QUINT                    /S/MATTHEW P. McCAULEY
________________________________        ______________________________________
                                           Matthew P. McCauley




                          LIMITED POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, John W. Barber, a Director of Cova Financial Life Insurance Company, a corporation duly organized under the laws of the State of California, do hereby appoint Lorry J. Stensrud and/or Jeffery K. Hoelzel, or either one of the foregoing individually, as my attorney and agent, for me, and in my name as a Director of this Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of variable annuity and variable life insurance contracts under the Securities Act of 1933, as amended, and the registration of unit investment trusts under the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 15th day of April, 1996.

WITNESS:


/S/DOLORES DELGADO                      /S/JOHN W. BARBER
________________________________        ______________________________________
                                           John W. Barber